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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 20, 2005


                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)

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
                INDIANA                               333-06489                             43-1664986
                INDIANA                                                                     35-2100872
     (State or Other Jurisdiction                    (Commission                          (IRS Employer
           of Incorporation)                         File Number)                      Identification No.)
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                         301 FREMONT STREET, 12TH FLOOR
                             LAS VEGAS, NEVADA 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 20, 2005, PricewaterhouseCoopers LLP ("PwC") informed The Majestic
Star Casino LLC (the "Company") that PwC has declined to stand for re-election as the Company's independent registered public accounting firm upon completion of procedures related to the unaudited interim financial statements to be included in the Company's Form 10-Q for the quarter ended September 30, 2005.
The Audit Committee of the Company has begun the process of selecting a new independent registered public accounting firm.

PwC's reports on the financial statements of the Company for the years ended
December 31, 2004 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2004 and 2003, and through October 20, 2005,
(i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years; and (ii) there have been no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the above disclosures and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of PwC's letter to the Securities and Exchange Commission dated October 26, 2005, is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         Exhibit 16.1     Letter from PricewaterhouseCoopers LLP to the
                          Securities and Exchange Commission dated October 26,
                          2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 26, 2005                    THE MAJESTIC STAR CASINO, LLC



                                    By: /s/ Jon S. Bennett
                                        ----------------------------------------
                                        Jon S. Bennett, Vice President and Chief
                                        Financial Officer


                                    THE MAJESTIC STAR CASINO CAPITAL CORP.



                                    By: /s/ Jon S. Bennett
                                        ----------------------------------------
                                        Jon S. Bennett, Vice President and Chief
                                        Financial Officer


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                                  EXHIBIT INDEX


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
Number      Description
------      --------------------------------------------------------------------
16.1        Letter from PricewaterhouseCoopers LLP to the Securities and
            Exchange Commission dated October 26, 2005.